SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

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                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

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       Date of Report (Date of earliest event reported): January 20, 2000

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                    MINING SERVICES INTERNATIONAL CORPORATION
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)


            Utah                       0B10634                87-0351702
------------------------------  ----------------------- ----------------------

(State or other jurisdiction     (Commission File No.)      (IRS Employer
      of incorporation)                                   Identification No.)


                            8805 South Sandy Parkway
                             Sandy, Utah 84070-6408
                    -----------------------------------------
             (Address of principal executive offices, including zip
                                      code)


                                 (801) 233-6000
                    -----------------------------------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events

         Mining Services International Corporation, a Utah corporation (the "Company") is voluntarily filing this Report on Form 8-K to report the commencement of an action styled as BLA Investment Irrevocable Trust (the "Trust"), by and through Bryan Bagley and Lisa Higley, Trustees, Plaintiffs, vs. Mining Services International Corporation, a Utah corporation, and John T. Day, Lex Udy, Nathan L. Wade and Steven Fleischer (collectively, the "Directors"), Defendants. The complaint in the above-styled action (the "Complaint") was filed on January 20, 2000 in the Third Judicial District Court for Salt Lake County, Utah. A similar action brought by the Trust in the Federal District Court for the District of Utah against the Company was dismissed on November 18, 1999 for lack of federal court jurisdiction.

         The Complaint alleges, among other claims, that (i) the Voting Agreement, dated August 27, 1997, among the Company, Edward Dallin ("Dal") Bagley, Carolyn C. Bagley and Amanda Bagley, (the "Voting Agreement") is not enforceable with respect to certain shares of the common stock of the Company transferred by Dal Bagley and Carolyn Bagley to the Trust (the "Shares") (the Company has enforced the Voting Agreement with respect to the Shares and has restricted the manner in which the Shares have been voted), (ii) the Rights Agreement, dated as of May 19, 1999, between the Company and Zions First National Bank, as rights agent, (the "Rights Agreement") is invalid and unenforceable, (iii) the Directors have interfered with the plaintiffs' contractual relations, have breached their fiduciary duties and have engaged in gross negligence or willful misconduct and (iv) the Company has breached a contract and an implied covenant of good faith and fair dealing by refusing to permit the Trust to vote the Shares except in accordance with the Voting Agreement and by entering into the Right Agreement. The Complaint seeks (i) declaratory relief as to the enforceability of the Voting Agreement with respect to the Shares and the validity of the Rights Agreement, (ii) damages with respect to the alleged breach of contract and implied covenant of good faith and fair dealing claims and injunctive relief permitting the voting of the Shares without regard to the Voting Agreement and preventing the implementation of the Rights Agreement. The Complaint also purports to bring an action on behalf of the Company and its shareholders against the Directors for damages in connection with the alleged claims of breach of fiduciary duties and gross negligence and willful misconduct.

         The Company intends to investigate the claims set forth in the Complaint and take action as it deems appropriate. The Company's bylaws may obligate the Company to indemnify the Directors.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       MINING SERVICES INTERNATIONAL CORPORATION



                                       /s/ Duane W. Moss
                                       -----------------------------------------
                                       Duane W. Moss, Esq.
                                       Chief Financial Officer and Legal Counsel

Date: February 7, 2000






























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